Exhibit 24-A


                              POWER-OF-ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned hereby constitutes and appoints F.D. Hafer, B.L. Levy and I.H. Jolles and each of them as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for him and his name, place and stead, in any and all capacities, to sign all or any amendments (including post-effective amendments) of and supplements to this registration statement on Form S-8 (SEC File No. 33-51035) and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each such attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as each of the undersigned might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.


            Signature and Title                                   Date



      /s/ F.D. Hafer                                        May 24, 1999
      ------------------------------------
      F.D. Hafer, Chairman, President and
      Chief Executive Officer
      (Principal Executive Officer)



      /s/ B.L. Levy                                         May 24, 1999
      ------------------------------------
      B.L. Levy, Senior Vice President and
      Chief Financial Officer
      (Principal Financial Officer)



      /s/ P.E. Maricondo                                    May 24, 1999
      ------------------------------------
      P.E. Maricondo, Vice President and
      Comptroller (Principal Accounting
      Officer)



      /s/ T.H. Black                                        May 24, 1999
      ------------------------------------
      T.H. Black, Director



      /s/ T.B. Hagen                                        May 24, 1999
      ------------------------------------
      T.B. Hagen, Director

      /s/ H.F. Henderson                                    May 24, 1999
      ------------------------------------
      H.F. Henderson, Jr., Director



      /s/ J.M. Pietruski                                    May 24, 1999
      ------------------------------------
      J.M. Pietruski, Director



      /s/ C.A. Rein                                         May 24, 1999
      ------------------------------------
      C.A. Rein, Director



      /s/ P.R. Roedel                                       May 24, 1999
      ------------------------------------
      P.R. Roedel, Director



      /s/ B.S. Townsend                                     May 24, 1999
      ------------------------------------
      B.S. Townsend, Director



      /s/ C.A.H. Trost                                      May 24, 1999
      ------------------------------------
      C.A.H. Trost, Director



      /s/ P.K. Woolf                                        May 24, 1999
      ------------------------------------
      P.K. Woolf, Director





                                       -2-